SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 19, 1996


                      INTERNATIONAL FRANCHISE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                    33-78950                     58-1814316
(State of Organization)     (Commission File No.)            (IRS Employer
                                                          Identification Number)


                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 897-4870
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

BOARD OF DIRECTORS APPROVE EXTENSION OF EXPIRATION
DATE OF CLASS A COMMON STOCK PURCHASE WARRANTS

               On December 19, 1996, the Board of Directors of International Franchise Systems, Inc. extended the expiration date of its Class A Common Stock Purchase Warrants from December 31, 1996 until June 30, 1997.





                                   SIGNATURES


               Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 27th day of December, 1996.


                                         International Franchise Systems, Inc.



                                         By: /s/ Michael Bush
                                            -----------------
                                                 Michael Bush
                                                 President